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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)        November 28, 2001
                                                 -------------------------------


                            DEVON ENERGY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)
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          Delaware                     000-30176                73-1567067
----------------------------          ------------          -------------------
(State or Other Jurisdiction          (Commission             (IRS Employer
      of Incorporation)               File Number)          Identification No.)


20 North Broadway, Suite 1500, Oklahoma City, Oklahoma         73102-8260
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(Address of Principal Executive Office)                        (Zip Code)


Registrant's telephone number, including area code    (405) 235-3611
                                                   --------------------


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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

         Attached to this Form 8-K are filings that Devon Energy Corporation and Mitchell Energy & Development Corp. have made with the Securities and Exchange Commission pursuant to Rule 425 of the Securities Act of 1933, as amended, between August 14, 2001 (the date on which Devon and Mitchell announced that they entered into a definitive agreement providing for the acquisition of Mitchell by Devon) and the date on which this Form 8-K is being filed. Devon is filing this Form 8-K so that these previously filed documents will be incorporated by reference into the registration statement (Registration Nos. 333-68694 and 333-68694-01) pursuant to which the stock that will be issued in connection with Devon's acquisition of Mitchell will be registered.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits.

         See the Exhibit Index, which is incorporated by reference into this item.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DEVON ENERGY CORPORATION





Date: November 28, 2001                 By:       /s/ MARIAN J. MOON
                                           -------------------------------------
                                                      Marian J. Moon
                                                   Senior Vice President

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                                  EXHIBIT INDEX


EXHIBIT
  NO.            DESCRIPTION
-------          -----------
 99.1            Press Release and slide presentation dated August 14, 2001, filed by Devon Energy Corporation pursuant to Rule 425 of the
                 Securities Act of 1933 on August 14, 2001.

 99.2 Slide presentation by Mitchell Energy & Development Corp., filed by Mitchell pursuant to Rule 425 of the Securities Act of 1933 on August 22, 2001.

 99.3            Press Release dated September 7, 2001, filed by Devon Energy
                 Corporation pursuant to Rule 425 of the Securities Act of 1933 on September 7, 2001.

 99.4 Press Release and slide presentation dated September 4, 2001, filed by Devon Energy Corporation pursuant to Rule 425 of the Securities Act of 1933 on September 17, 2001.

 99.5            Press Release dated September 20, 2001, filed by Devon Energy
                 Corporation pursuant to Rule 425 of the Securities Act of 1933 on September 20, 2001.

 99.6            Press Release dated September 25, 2001, filed by Devon Energy
                 Corporation pursuant to Rule 425 of the Securities Act of 1933 on September 25, 2001.

 99.7            Press Release dated September 26, 2001, filed by Devon Energy
                 Corporation pursuant to Rule 425 of the Securities Act of 1933 on September 26, 2001.

 99.8            Press Release dated September 27, 2001, filed by Devon Energy
                 Corporation pursuant to Rule 425 of the Securities Act of 1933 on September 27, 2001.

 99.9            Press Release dated October 3, 2001, filed by Devon Energy
                 Corporation pursuant to Rule 425 of the Securities Act of 1933 on October 3, 2001.

 99.10           Press Release dated October 5, 2001, filed by Devon Energy
                 Corporation pursuant to Rule 425 of the Securities Act of 1933 on October 5, 2001.

 99.11 Slide presentation, filed by Devon Energy Corporation pursuant to Rule 425 of the Securities Act of 1933 on October 5, 2001.

 99.12           Press Release dated October 12, 2001, filed by Devon Energy
                 Corporation pursuant to Rule 425 of the Securities Act of 1933 on October 12, 2001.

 99.13 Slide presentation, filed by Devon Energy Corporation pursuant to Rule 425 of the Securities Act of 1933 on October 22, 2001.

 99.14           Slide presentation with modifications from Devon Energy
                 Corporation's October 22 slide presentation, filed by Devon pursuant to Rule 425 of the Securities Act of 1933 on October
                 29, 2001.

 99.15           Press Release dated October 31, 2001, filed by Devon Energy
                 Corporation pursuant to Rule 425 of the Securities Act of 1933 on October 31, 2001.

 99.16           Press Release dated November 1, 2001, filed by Devon Energy
                 Corporation pursuant to Rule 425 of the Securities Act of 1933 on November 1, 2001.

 99.17           Slide presentation with modifications from Devon Energy
                 Corporation's October 22 slide presentation, filed by Devon pursuant to Rule 425 of the Securities Act of 1933 on November 7, 2001.

 99.18 Slide presentation, filed by Devon Energy Corporation pursuant to Rule 425 of the Securities Act of 1933 on November 20, 2001.